FIRST CALIFORNIA FINANCIAL GROUP, INC.

Strength
Trust
Security
Service

The cornerstones of our success.

D.A. Davidson & Co.

11th Annual Financial Services Conference

May 6 – 7, 2009

1 Exhibit 99.1

This presentation contains certain forward-looking information about First California that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All
statements other than statements of historical fact are forward-looking statements, and include statements related to the ongoing integration of the bank’s people and culture, implementation of First California’s new marketing and brand development strategy, potential acquisitions, the expansion in services and products offered to First California customers, the creation of operating efficiencies adding new branch locations, strategy for attracting and retaining employees and long-term growth plans. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, the impact of the current national and regional economy on small business loan demand in Southern California, loan delinquency rates, the ability of First California and First California Bank to retain customers, interest rate fluctuations and the impact on margins, demographic changes, demand for the products and services of First California and First California Bank, as well as their ability to attract and retain qualified people and competition with other banks and financial institutions. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by such forward-looking statements. First California assumes no obligation to update such forward-looking statements.
For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K and any other reports filed by it with the
Securities and Exchange Commission ("SEC").
Safe Harbor

Company Overview
Traded on NASDAQ as FCAL
Formed in March 2007 through merger of two holding
companies and their three successful banks
Focused on commercial banking for small to middle-market
businesses and professional enterprises
$3.62 – $9.00 52-week range
$69.5 million
Market cap as of 4/27/09
11.6 million Shares outstanding
as of 3/31/09
$1.46 billion
Total assets as of 3/31/09

Competitive Strategy
Experienced lenders in all offices and markets
Focus on core deposit relationships with cash management
products and branch footprint
High touch high service business model
Relationship banking
Vision:
To be the Bank of choice for businesses and professionals
in Southern California

FIRST CALIFORNIA
FINANCIAL GROUP, INC.
FCAL
NASDAQ
LISTED

5 12/19/08 – Received $25 million from U.S. Treasury’s Capital Purchase Program 1/23/09 – FDIC-assisted 1st Centennial Bank transaction 2/27/09 – Celebrated 30th anniversary Recent Events

2009 First Quarter Highlights
Strengthened balance sheet from 1st Centennial transaction
• Loans increased 14% to $899.4 million from 12/31/08, including
$100 million of selected loans from 1st Centennial
• Deposits grew 35% to $1.10 billion from 12/31/08, including $270 million core deposits from 1st Centennial
• Total assets of $1.47 billion, compared with $1.18 billion at 12/31/08
Net loan charge-offs remain at nominal levels, totaling $189,000
Provision for loan losses increased to $1.1 million to reflect deteriorating economy and significant loan growth
Strongly capitalized with total risk-based capital ratio of 13.84%
Another profitable quarter with earnings of $413,000 or $0.02 per diluted share

Capitalizing on unique opportunities
$270 million in core deposits
6 new branches in 3 additional Southern California counties
$164 million in cash and cash equivalents
$89 million in securities
Subsequently purchased $100 million of 1st Centennial’s
loans
• Top tier in terms of asset quality
• $65 million of related deposit relationships
Significantly enhanced liquidity position, with $84.3 million in Fed funds sold at 3/31/09
1st Centennial Bank Transaction

1
st
Centennial Bank Transaction
Pressures on Q1 2009 Profitability
Time lag between costs of assumed deposits and full deployment of newly acquired liquid assets
Provision for loan losses of $1.1 million due in part to significant loan growth late in the quarter
Increased operating expenses reflecting expansion plus $473,000 integration-related transitional costs
NIM negatively impacted by higher percentage of earning assets in lower-yielding Federal Funds sold

Ventura
Los Angeles
San Bernardino
California
Orange
Riverside
San Diego

9 Expanded Geographic Presence First California Bank locations Newly acquired 1 Centennial Bank locations 18 Full-Service Branches in 6 Southern California Counties st

10 Conservative credit culture No exposure to subprime loans Diversified, granular portfolio Experienced credit administration team Low non-performing loan levels Quality Loan Portfolio

Proactive Portfolio
Management
Construction portfolio:
• Current appraisals obtained on all loans
• Lowering sale prices where necessary to be in-line with market
• Provided performance benchmarks and incentives
• Getting commitments from borrowers to lower balances and pay interest from sales proceeds and borrower contributions
• Residential construction loans reduced by $77.6 million or 58% since 12/31/07
CRE portfolio:
• Weighted average LTV of 60% and DCR of 1.67 at 3/31/09 for loans greater than or equal to $1 million
• Stress tests performed & current rent rolls and operating statements obtained
C&I portfolio:
• Monitoring real estate-reliant clients

Ventura
$2.2
4%
Santa Barbara
$8.6
16%
Orange
$3.9
7%
Riverside
$0.8
2%
San Bernardino
$0.4
1%
Los Angeles
$36.5
70%
Residential construction portfolio reduced to $52.4 million as of 3/31/09, representing $29.7 million 1-4 family residential and $22.7 million of multifamily residential projects.
Loans Outstanding by County
($ millions)
Residential Construction
Portfolio

Diversified Loan Portfolio
$899.4 million as of 03/31/09
Multifamily RE
8%
Consumer/Other
1%
Commercial RE
34%
Owner Occupied
Commercial RE
5%
1-4 Fam.
Res. Const.
4%
5+ Fam.
Res. Const.
5%
Commercial
Const.
6%
Land
2%
Home Equity
4%
Home Mortgage
6%
C&I
28%

Loan Distribution by Size
9%
0%
26%
0%
8%
7%
$10 - $22
million
16%
61%
34%
12%
9%
15%
$5 - $9.99
million
46% 29% Totals
37% 3% Construction
Less than
$1 million
$1 - $4.99
million
Commercial RE 28% 50%
Commercial 36% 47%
Multifamily RE 43% 45%
Land 23% 16%

Annualized Net Charge-Offs to Average Loans
Source: Uniform Bank Performance Report – Banks with assets between $1 billion and $3 billion.
Nominal Loss Levels
0.09%
0.09%
0.12%
0.13%
0.15%
0.29%
0.06%
0.42%
0.74%
0.54%
0.28%
??
0.24%
0.18%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
FCAL Peers

Stable Asset Quality
$     244
–
$     244
$ 10,278
$   5,720
$     890
$   3,668
Q3 2007
$      197
–
$      197
$ 13,314
$   5,720
$   2,848
$   4,746
Q4 2007
$      161
–
$      161
$ 11,846
$   5,720
$   1,480
$   4,646
Q1 2008
Total Foreclosed
Property
Other Real
Estate Owned
Repossessed
Per. Prop.
Total Past Due
& NAL
Nonaccrual
Loans
Past Due Loans
90 days
Past Due Loans
30-89 days
Q2 2008 Q3 2008 Q4 2008 Q1 2009
$   1,520 $   6,560 $   2,644   $    6,395
$   1,081 $      947 $      429 $         65
$   6,627 $   8,636 $   8,475   $    9,791
$   9,210 $ 16,143 $  11,548   $  16,251
$      154 $      154 $      107 $         76
$          - $      120 $      220 $       993
$      154 $      274 $      327 $    1,069
($ millions)

Asset Quality Comparison
Non-current loans + OREO as % of gross loans + OREO
Source: Uniform Bank Performance Report – Banks with assets between $1 billion and $3 billion.
Q1 2009 data not yet available.
Non-current loans are loans past due at least 90 days including those in non-accrual status.
1.11%
3.02%
0.0%
1.0%
2.0%
3.0%
4.0%
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
FCAL Peers

Non-accrual and delinquent loans relatively stable for last 7 quarters
C&I and CRE product lines remain strong
Weakness in residential construction market and land values less severe in coastal community markets versus inland areas of
California
Residential construction exposure reduced from payoffs and
paydowns
Increased market share from 1st Centennial Bank customer base
$100 million 1st Centennial loans
• Recent due diligence performed by FCAL
• Seasoned loans with borrower payment performance history
Loan Portfolio Outlook

Strong Capital Position
8.53%
11.74%
13.84%
10.86%
8.96%
12.90%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
Leverage Capital
Ratio
Tier 1 Capital Ratio Total Capital Ratio
Minimum requirement for holding companies and well-capitalized banks
First California Bank First California Financial Group
As of 03/31/09

FCAL NIM vs. 3-month LIBOR
3-month LIBOR is a quarterly average.
Stable Net Interest Margin
3.60%
1.10%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
FCAL 3-month LIBOR

Strong Liquidity
1   Centennial transaction significantly enhanced liquidity
• Improved loans-to-deposits ratio to 81% at 3/31/09
• $84.3 million in Fed Funds at 3/31/09
Multiple funding sources
• Primary source of funds continues to be diversified core deposits
• $10 million borrowing facility with FRB
• $31 million of available Fed Funds lines
• $125 million of available FHLB borrowing capacity
• Selective use of brokered and California State time deposits
Securities portfolio
• $270 million portfolio provides monthly cash flow
• Over $80 million unpledged at 3/31/09; can augment liquidity by being pledged as collateral for borrowings or by being sold
st

22 Diversified Deposits $1.10 billion as of 03/31/09 Jumbo Time 11% Noninterest Checking 23% Interest Checking 8% Money Market 18% Savings 5% Retail Time 15% CA Time 10% Broker Time 7%

23 Loans & Deposits ($ in millions) $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 3/30/08 6/30/08 9/30/08 12/30/08 3/31/09 Loans Deposits

$271.7 million as of 03/31/09
($ in millions)
March 31, 2009
Net Unrealized
Gain or Loss
($13,360) Total
($2,633) Other
($16,100) Private CMOs
$216 Municipal securities
$4,338 Agency mortgage-backed securities
$809 Agency CMOs
Securities Portfolio
Municipal
securities
$26.3
10%
Private CMOs
$39.9
15%
Other
$2.9
1%
Agency CMOs
$71.4
26%
Agency mortgage-
backed securities
$131.2
48%

Continue to strengthen balance sheet with quality assets,
multiple funding sources and build capital through earnings
Diligent monitoring of loan portfolio for potential problem
loans and identify appropriate resolution strategies
Become bank of choice for small & middle-market businesses
in Southern California
Enhance long-term franchise value
Our Priorities

26